SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  September 25, 2000

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        01-19890                  76-0172936
  (State Or Other                   (Commission               (IRS Employer
   Jurisdiction Of                   File Number)            Identification No.)
    Incorporation)

                 One Millenium Way
               Branchburg, New Jersey                            08876
        --------------------------------------                  --------
       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code   (908) 947-1100


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Item  5.  Other  Events.

       On September 25, 2000, LifeCell Corporation issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1 to report the settlement of litigation, which has been agreed to by the parties subject to court approval.

Item  7.  Financial  Statements  and  Exhibits.

          (c)  Exhibits

           99.1  Press  release  dated  September  25,  2000.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LIFECELL CORPORATION


                                     By: /s/  Steven  T.  Sobieski
                                     -------------------------------

                                        Steven  T.  Sobieski
                                        Chief Financial Officer


Date:  September 25, 2000


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